[LOGO OF CARVER FEDERAL SAVINGS BANK            [LOGO OF COMMUNITY CAPITAL BANK]




       CARVER BANCORP, INC. TO ACQUIRE BROOKLYN'S COMMUNITY CAPITAL BANK,
                     AN AWARD-WINNING SMALL BUSINESS LENDER


      --COMBINATION TO CREATE COMPREHENSIVE LENDING PLATFORM FOR CONSUMERS,
                   REAL ESTATE, SMALL BUSINESS, AND NON-PROFIT
                  ORGANIZATIONS ACROSS LARGER BRANCH NETWORK--



NEW YORK, APRIL 6, 2006 -- Carver Bancorp, Inc. (the "Company" or "Carver") (AMEX: CNY), the holding company for Carver Federal Savings Bank and Community Capital Bank, a Brooklyn-based community bank and leader in providing credit to minority- and women-owned small businesses in its markets, announced today that the companies have signed a definitive agreement whereby Carver will acquire Community Capital for $11.1 million, or $40.00 per Community Capital share, in cash.

         With assets of approximately $800 million following the combination, the transaction reinforces Carver's position as the nation's largest African- and Caribbean-American operated bank. The transaction also brings together two institutions with deep community banking experience in New York City's urban neighborhoods, positioning the combined company to capitalize on one of the fastest growing and affluent minority consumer and small business markets in the country.

              The transaction is expected to generate significant strategic benefits:

                   o Carver's entrepreneurial commercial real estate and residential lending arms will join with Community Capital's award-winning Small Business Administration ("SBA") lending operation to create a comprehensive lending platform for consumers, real estate developers and landlords, small businesses and non-profits across a larger branch network.

                   o The combined company's balance sheet will provide increased resources for loan production in key growth areas.

                   o The management teams of both banks have identified areas where the increased scale of the combined entity will enhance operating efficiencies.

                   o The transaction is expected to be accretive to earnings in the first full year of operations.

                   o Community Capital Bank's Board of Directors will form an Advisory Board to assist the Company during a transition period following the acquisition.

         Deborah C. Wright, Chairman and CEO of Carver, said: "Community Capital Bank has distinguished itself in the New York City marketplace as a leading SBA lender, particularly to minority and women-owned businesses, and non-profits. Their experience in these areas is an excellent complement to Carver's existing strengths in commercial, construction and residential real estate lending. Following the combination of our institutions, Carver will expand on Community Capital's strong tradition of personal service and commitment to meeting the banking needs of its customers by providing a comprehensive lending platform for consumers, real estate developers and landlords, small businesses and non-profits throughout our combined branch network. By adding the small business lending segment so vital to the economy of New York City, Carver will be positioned to accelerate its growth for the benefit of our stockholders, customers, employees and the communities we serve."

         Alric B. Nembhard, Chairman of Community Capital Bank said: "We believe the sale of Community Capital to Carver is in the best interests of our stockholders, customers and employees. The combination of two banks distinguished by their ability to address the unique community banking needs of Brooklyn residents, businesses and non-profits will be a benefit to all our stakeholders."

         Community Capital Bank President & CEO Charles F. Koehler added: "The Community Capital team is very proud of the relationships we've developed with small- and mid-sized businesses and non-profits as we have helped them grow. In turn, they continue to be the engines of employment growth critical to the fabric of our neighborhoods. I am excited about the opportunity to work with the Carver team to expand our successful lending capabilities in this rapidly growing borough, and to extend Community Capital's reach further in New York City, including Carver's Manhattan and Queens territories."

         The combined organization will have 10 branches located in New York City's Harlem, downtown Brooklyn, Bedford-Stuyvesant, Crown Heights, Fort Greene, Jamaica, St. Albans and Sunset Park neighborhoods. The Company's headquarters will remain in Harlem and the combined institution will continue to trade on the American Stock Exchange under the ticker symbol "CNY."

         Ms. Wright will remain Chairman and CEO of Carver. Mr. Koehler will become President of the Company's Community Capital subsidiary, responsible for overseeing all lending operations of the combined entity, including small business and commercial and residential real estate. The remaining senior management positions will be selected from both companies.

         The agreement has been approved by the Boards of Directors of both companies and will be submitted to stockholders of Community Capital for approval. The transaction is subject to regulatory approval. It is anticipated that the combined institution will retain both commercial banking and thrift charters. The transaction is expected to close by September 30, 2006.

         Carver was represented in the transaction by its financial advisor, Keefe, Bruyette and Woods, and its legal advisor, Thacher Proffitt & Wood LLP. Community Capital was represented by its financial advisor, RBC Capital Markets, and its legal advisor, Sullivan & Cromwell LLP.

ABOUT CARVER BANCORP, INC.
--------------------------
         Carver Bancorp, Inc., the largest African- and Caribbean-American operated bank in the United States, is the holding company for Carver Federal Savings Bank, a federally chartered stock savings bank originally chartered in 1948. Carver became a public company in 1996. Carver had $646 million in assets and $48 million of total stockholders' equity as of December 31, 2005. Carver has approximately 120 employees. For more information about Carver Federal Savings Bank, please visit www.carverbank.com.

ABOUT COMMUNITY CAPITAL BANK
----------------------------
         Community Capital Bank, headquartered in downtown Brooklyn, provides banking services to individuals, nonprofits, developers of affordable housing, real estate entrepreneurs, construction firms, and small businesses in all five boroughs of New York City. Community Capital Bank operates two full-service branches at 111 Livingston Street in downtown Brooklyn, and at 140 58th Street at the Brooklyn Army Terminal in Sunset Park. Community Capital Bank has approximately 40 employees. For information about Community Capital Bank, please visit www.communitycapitalbank.com.

FOR ADDITIONAL INFORMATION, CONTACT:
------------------------------------
WILLIAM GRAY                                            DAVID LILLY
CHIEF FINANCIAL OFFICER                                 JOSEPH KUO
CARVER FEDERAL SAVING BANK                              KEKST AND COMPANY
(212) 360-8840                                          (212) 521-4800
(CARVER INVESTOR RELATIONS)                             (CARVER MEDIA RELATIONS)

                            CHARLES F. KOEHLER
                            PRESIDENT & CHIEF EXECUTIVE OFFICER
                            COMMUNITY CAPITAL BANK
                            (718) 802-1212

THIS RELEASE MAY CONTAIN CERTAIN "FORWARD LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND MAY BE IDENTIFIED BY THE USE OF SUCH WORDS AS "MAY," "BELIEVE," "EXPECT," "ANTICIPATE," "SHOULD," "PLAN," "ESTIMATE," "PREDICT," "CONTINUE," AND "POTENTIAL" OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. EXAMPLES OF FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS ABOUT (I) THE BENEFITS OF THE MERGER BETWEEN CARVER AND COMMUNITY CAPITAL, INCLUDING FUTURE FINANCIAL AND OPERATING RESULTS, COST SAVINGS AND ACCRETION TO REPORTED EARNINGS THAT MAY BE REALIZED FROM THE MERGER AND (II) CARVER'S AND COMMUNITY CAPITAL'S PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS AND OTHER STATEMENTS CONTAINED IN THIS RELEASE THAT ARE NOT HISTORICAL FACTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS OR OTHER EXPECTATIONS EXPRESSED IN THE FORWARD-LOOKING STATEMENTS: (1) THE BUSINESSES OF CARVER AND COMMUNITY CAPITAL MAY NOT BE COMBINED SUCCESSFULLY, OR SUCH COMBINATION MAY TAKE LONGER TO ACCOMPLISH THAN EXPECTED; (2) THE COST SAVINGS FROM THE MERGER MAY NOT BE FULLY REALIZED OR MAY TAKE LONGER TO REALIZE THAN EXPECTED; (3) OPERATING COSTS, CUSTOMER LOSS AND BUSINESS DISRUPTION FOLLOWING THE MERGER, INCLUDING ADVERSE EFFECTS ON RELATIONSHIPS WITH EMPLOYEES, MAY BE GREATER THAN EXPECTED; (4) GOVERNMENTAL APPROVALS OF THE MERGER MAY NOT BE OBTAINED, OR ADVERSE REGULATORY CONDITIONS MAY BE IMPOSED IN CONNECTION WITH GOVERNMENTAL APPROVALS OF THE MERGER; (5) THE STOCKHOLDERS OF COMMUNITY CAPITAL MAY FAIL TO APPROVE THE MERGER; (6) ADVERSE GOVERNMENTAL OR REGULATORY POLICIES MAY BE ENACTED; (7) THE INTEREST RATE ENVIRONMENT MAY FURTHER COMPRESS MARGINS AND ADVERSELY AFFECT NET INTEREST INCOME; (8) THE RISKS ASSOCIATED WITH CONTINUED DIVERSIFICATION OF ASSETS AND ADVERSE CHANGES TO CREDIT QUALITY; (9) DIFFICULTIES ASSOCIATED WITH ACHIEVING EXPECTED FUTURE FINANCIAL RESULTS; (10) COMPETITION FROM OTHER FINANCIAL SERVICES COMPANIES IN CARVER'S AND COMMUNITY CAPITAL'S MARKETS; AND (11) THE RISK OF AN ECONOMIC SLOWDOWN THAT WOULD ADVERSELY AFFECT CREDIT QUALITY AND LOAN ORIGINATIONS. ADDITIONAL FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING STATEMENTS ARE DISCUSSED IN CARVER'S REPORTS (SUCH AS ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND AVAILABLE AT THE SEC'S INTERNET SITE (HTTP://WWW.SEC.GOV). ANY OR ALL OF THE FORWARD-LOOKING STATEMENTS IN THIS RELEASE AND IN ANY OTHER PUBLIC STATEMENTS MADE BY CARVER MAY TURN OUT TO BE WRONG. THEY CAN BE AFFECTED BY INACCURATE ASSUMPTIONS CARVER MIGHT MAKE OR BY KNOWN OR UNKNOWN RISKS AND UNCERTAINTIES. CONSEQUENTLY, NO FORWARD-LOOKING STATEMENT CAN BE GUARANTEED. CARVER DOES NOT INTEND TO UPDATE ANY OF THE FORWARD-LOOKING STATEMENTS AFTER THE DATE OF THIS RELEASE OR TO CONFORM THESE STATEMENTS TO ACTUAL EVENTS.

ADDITIONAL INFORMATION

THE PROPOSED TRANSACTION WILL BE SUBMITTED TO COMMUNITY CAPITAL'S STOCKHOLDERS FOR THEIR CONSIDERATION. COMMUNITY CAPITAL WILL PREPARE A PROXY STATEMENT TO BE DISTRIBUTED TO THE STOCKHOLDERS OF COMMUNITY CAPITAL IN CONNECTION WITH THEIR VOTE ON THE PROPOSED TRANSACTION AND OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION. STOCKHOLDERS OF COMMUNITY CAPITAL ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

THE PROXY STATEMENT, MAY BE OBTAINED FREE OF CHARGE BY DIRECTING A REQUEST TO COMMUNITY CAPITAL, PRESIDENT AND CHIEF EXECUTIVE OFFICER, 111 LIVINGSTON STREET, BROOKLYN, NY 11201, (718) 802-1212.

PARTICIPANTS IN THIS TRANSACTION

CARVER AND COMMUNITY CAPITAL AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM COMMUNITY CAPITAL'S STOCKHOLDERS IN CONNECTION WITH THIS TRANSACTION. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF CARVER AND COMMUNITY CAPITAL AND INFORMATION ABOUT OTHER PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THIS TRANSACTION WILL BE INCLUDED IN THE PROXY STATEMENT. YOU CAN FIND INFORMATION ABOUT CARVER'S EXECUTIVE OFFICERS AND DIRECTORS IN CARVER'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JULY 29, 2005. YOU CAN FIND INFORMATION ABOUT COMMUNITY CAPITAL'S EXECUTIVE OFFICERS AND DIRECTORS IN COMMUNITY CAPITAL'S PROXY STATEMENT. YOU CAN OBTAIN FREE COPIES OF THESE DOCUMENTS FROM CARVER BY DIRECTING A REQUEST TO EVAN JALAZO, VICE PRESIDENT AND CONTROLLER, 75 WEST 125TH STREET, NEW YORK, NY 10027, (212) 876-4747 OR FROM COMMUNITY CAPITAL USING THE CONTACT INFORMATION ABOVE.

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